UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: May 1, 2017 – October 31, 2017

Item 1. Reports to Stockholders.

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended October 31, 2017, originally filed with the U.S. Securities and Exchange Commission on January 8, 2018 (Accession Number 0001398344-18-000344) (“Original Filing”), to amend Item 1, “Reports to Stockholders.” The purpose of the Amendment is to correct information contained in the Fund Overview in the semi-annual report for the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund. Other than the aforementioned immaterial revisions, the Amendment does not reflect events occurring after the Original Filing, or modify or update the disclosures therein in any way.

Item 1 (as supplemented further herein) to the Amendment is incorporated by reference to the semi-annual report for the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund contained in Item 1 of the Original Filing. Item 2 through Item 11 to the Amendment are incorporated by reference to the Original Filing.

JANUARY 18, 2018

SUPPLEMENT TO THE VULCAN VALUE PARTNERS FUND AND VULCAN VALUE PARTNERS SMALL CAP FUND SEMI-ANNUAL REPORT DATED OCTOBER 31, 2017

This Supplement revises information contained in the Semi-Annual Report listed above and should be read in conjunction with the Semi-Annual Report.

1.	The following replaces the “Annualized Total Returns (as of 10/31/17)” Table presented in the section titled “Fund Overview” for Vulcan Value Partners Fund on page 4 of the Semi-Annual Report.

					Since	Expense Ratios (1)
	6 Month	1 Year	3 Year	5 Year	Inception*	Total	Net (2)
Vulcan Value Partners Fund	4.66%	20.78%	5.94%	12.98%	12.49%	1.07%	1.07%
S&P 500® Total Return Index (3)	9.10%	23.63%	10.77%	15.18%	13.49%
Russell 1000® Value Index (4)	5.46%	17.78%	7.99%	13.48%	12.34%

2.	The following replaces the “Annualized Total Returns (as of 10/31/17)” Table presented in the section titled “Fund Overview” for Vulcan Value Partners Small Cap Fund on page 7 of the Semi-Annual Report.

					Since	Expense Ratios (1)
	6 Month	1 Year	3 Year	5 Year	Inception*	Total	Net (2)
Vulcan Value Partners Small Cap Fund	1.74%	20.04%	7.73%	12.92%	14.26%	1.27%	1.27%
Russell 2000® Value Index (3)	5.54%	24.81%	9.67%	13.58%	12.27%
Russell 2000® Index (4)	8.01%	27.85%	10.12%	14.49%	13.18%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 18, 2018

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	January 18, 2018